Supplement Dated October 22, 2013
To The Prospectuses Dated September 16, 2013 For

PERSPECTIVE II®
PERSPECTIVE L SERIESSM
RETIREMENT LATITUDES®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

PERSPECTIVE II®
PERSPECTIVE L SERIESSM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com (or for contracts issued in New York, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-888-965-6569; www.jackson.com).

Effective October 25, 2013 at close of business, our acceptance of new applications requesting 1035 exchanges or qualified transfers of assets will be restricted temporarily and these transactions will be available only through Jackson National Life affiliated broker dealers. Beginning December 16, 2013, it is planned that the restrictions will be removed and new applications requesting 1035 exchanges and qualified transfers of assets will again be accepted.

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(To be used with JMV5765 09/13, JMV9476L 09/13 and JMV9476LNY 09/13.)
 CMV12010 10/13